EXHIBIT 32.1

CERTIFICATION OF PERIODIC
FINANCIAL REPORT
OF
SENSYTECH, INC.

     We, the undersigned, being the chief executive officer and chief financial officer, respectively, of Sensytech, Inc., a Delaware corporation (the “Company”), do hereby certify, to the best of our information, knowledge and belief, that (1) the Report on Form 10-Q for the quarter ended December 31, 2003 (the “Report”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)) and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ S. Kent Rockwell S. Kent Rockwell Chief Executive Officer

/s/ Donald F. Fultz Donald F. Fultz Chief Financial Officer

Dated: February 12, 2004

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Sensytech, Inc. and will be retained by Sensytech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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